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                                                                    EXHIBIT 10.2

                   MEDICAL IMAGING CENTERS OF AMERICA, INC.

                             1994 STOCK OPTION PLAN


                                  ARTICLE ONE

                                    GENERAL


                            I.  PURPOSE OF THE PLAN

                 This 1994 Stock Option Plan ("Plan") is intended to promote the interests of Medical Imaging Centers of America, Inc., a California corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), and (ii) consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary or increase their proprietary interest in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).


                                  II.  GENERAL

                 A. The Plan shall become effective as of January 1, 1994 (the "Effective Date").

                 B. This Plan shall serve as the successor to the Corporation's 1983 Employee Stock Option Plan, its 1984 Employee Stock Option Plan (Nonqualified), and its 1985 Employee Incentive Stock Option Plan (together, the "Predecessor Plans"), and no further option grants or share issuances shall be made under the Predecessor Plans from and after the Effective Date. Each outstanding option under the Predecessor Plans immediately prior to the Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding options or share issuance under this Plan. However, each such option or share issuance shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance, and, except as otherwise expressly provided herein, no provision of this Plan shall affect or otherwise modify the rights or obligations of the holders of such incorporated options or shares with respect to their acquisition of shares of the Corporation's common stock or otherwise modify the rights or obligations of the holders of such options or shares.

                 C. For purposes of this Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                          Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                          Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
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                 D.       Neither the grant of options nor the issuance of any
shares pursuant to this Plan shall in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                 E. The holder of an option grant under this Plan shall have none of the rights of a shareholder with respect to any shares subject to such option until such individual shall have exercised the option, paid the exercise price for the purchased shares and been issued a stock certificate for such shares.


                        III.  ADMINISTRATION OF THE PLAN

                 A. This Plan shall be administered by a committee ("Committee") of two (2) or more non-employee Board members who assume full responsibility for the administration of the Plan (the "Plan Administrator"). Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

                 B. The Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or stock issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or stock issuance.

                               IV.  OPTION GRANTS

                 A. The persons eligible to receive option grants pursuant to the Plan ("Optionee") are as follows:

                          (i) officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                          (ii) those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

                 Non-employee members of the Board shall not be eligible to participate in the Plan or in any other stock option, stock purchase, stock bonus or other stock plan of the Corporation (or its parent or subsidiary corporations).

                 B. The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422A of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which and the circumstances under which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

                 C. Notwithstanding any other provision of this Plan, no individual shall be granted options to acquire more than one million (1,000,000) shares of stock hereunder.


                         V.  STOCK SUBJECT TO THE PLAN

                 A. Shares of the Corporation's Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of the Plan which may be issued over the term of the Plan shall not exceed 900,000 newly authorized shares hereunder,


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plus the shares remaining available for issuance under the Predecessor Plans which, as of December 31, 1993, was 773,500 shares reserved for issuance under existing options and 204,625 additional shares. The number of shares which may be issued pursuant to the Plan shall be subject to adjustment from time to time in accordance with the provisions of this Section VI.

                 B. Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plans incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section III of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant or share issuance under this Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised.

                 C. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, conversion or other change affecting the outstanding Common Stock, or any class of Common Stock as a class, without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the number and/or class of shares issuable under the Plan, (ii) the number and/or class of shares and price per share in effect under each outstanding option under this Plan (including outstanding options incorporated into this Plan from the Predecessor Plans). Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                 D. Common Stock issuable under the Plan may be subject to such restrictions on transfer or such other restrictions as may be determined by the Plan Administrator.


                                  ARTICLE TWO

                                 OPTION GRANTS


                      I.  TERMS AND CONDITIONS OF OPTIONS

                 Options granted to Employees of the Corporation or its parent or subsidiary corporations pursuant to this Article Two shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

                 A.       OPTION PRICE.

                 (i) In General. The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the price for any share be less than one hundred percent (100%) of the fair market value of that share on the date of the option grant.

                 (ii) 10% Shareholder. If any individual to whom an option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price


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per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date.

                 (iii) How Payable. The option price shall become immediately due upon exercise of the option and shall be payable in one of the following alternative forms specified below:

                          - full payment in cash or check drawn to the Corporation's order;

                          - full payment in shares of Common Stock held for at least six (6) months and valued at fair market value on the Exercise Date (as such term is defined below);

                          - full payment in a combination of shares of Common Stock held for at least six (6) months and valued at fair market value on the Exercise Date and cash or check; or

                          - full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) shall provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                 For purposes of this subparagraph (iii), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                 B. TERM AND EXERCISE OF OPTIONS. Each option granted under this Article Two shall have such term as may be fixed by the Plan Administrator, be exercisable at such time or times and during such period, and on such conditions, as is determined by the Plan Administrator and set forth in the stock option agreement evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date and no option granted to a 10% shareholder shall have a maximum term in excess of five (5) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee's death.

                 C.       TERMINATION OF SERVICE.

                 (i)      Except to the extent otherwise provided pursuant to
Section IV of this Article Two, the following provisions shall govern the exercise period applicable to any outstanding options under this Article Two which are held by the Optionee at the time of his or her cessation of Service or death.


                          - Should an Optionee's Service terminate for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while the holder of one or more outstanding options under the Plan, then none of those options shall (except to the extent otherwise provided pursuant to Section IV of this Article Two) remain exercisable beyond the later of (i) the limited post-Service period designated by the Plan Administrator at the time of the option grant and set forth in the option agreement; or (ii)
                 (A) ninety (90) days from the date of termination if termination was caused by other than the death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of such Optionee or (B) twelve (12) months from the date of termination if termination was caused by death or disability of Optionee.


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                          -       Any option granted to an Optionee under this
                 Article Two and exercisable in whole or in part on the date of the Optionee's death may be subsequently exercised, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution, provided and only if such exercise occurs prior to the earlier of (i) the first anniversary of the date of the Optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.


                          - Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                          - During the limited post-Service period of exercisability, the option may not be exercised for more than the number of shares for which the option is exercisable on the date the Optionee's Service terminates. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

                 (ii) The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited period of exercisability provided under subparagraph (i) above, not only with respect to the number of shares for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                 (iii) For purposes of the foregoing provisions of this Section I.C of Article Two (and for all other purposes under the Plan):

                          - The Optionee shall (except to the extent otherwise specifically provided in the applicable option or issuance agreement) be deemed to remain in the Service of the Corporation for so long as such individual renders services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

                          - The Optionee shall be considered to be an Employee for so long as he or she remains in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.



                             II.  INCENTIVE OPTIONS

                 The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                 A. OPTION PRICE. The option price per share of any share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of such share of Common Stock on the grant date.


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                 B.       DOLLAR LIMITATION.  The aggregate fair market value
(determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986 under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

                 C. Except as modified by the preceding provisions of this Section II, all the provisions of the Plan shall apply to all Incentive Options granted hereunder.


                   III.  CANCELLATION AND REGRANT OF OPTIONS

                 The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the Predecessor Plans incorporated into this Plan) and to grant in substitution new options under this Article Two covering the same or different numbers of shares of Common Stock but having an option price for each share which is not less than one hundred percent (100%) of the fair market value of such share on the new grant date.


                       IV.  EXTENSION OF EXERCISE PERIOD

                 The Plan Administrator shall have full power and authority to extend the period of time for which any option granted under this Article Two is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under Section I.C.(i) of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.


                                 ARTICLE THREE

                                 MISCELLANEOUS

                   I. CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. Each outstanding option which is assumed in connection with a Corporate Transaction or is otherwise to continue in effect following a Corporate Transaction (as defined below) shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would be issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. Appropriate adjustments shall also be made to the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction.

                 B. In the event of any Corporate Transaction (as defined below) the exercisability of each option grant at the time outstanding under this Plan which is not continued under paragraph A hereof shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Upon the consummation of the Corporate Transaction, all


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option grants under this Plan shall terminate and cease to be outstanding.  The
Plan Administrator may, in its discretion, extend the provisions of this Paragraph B to options outstanding under the Predecessor Plans.

                 C.       A Corporate Transaction means:

                          (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

                          (ii) the sale, transfer or disposition of all or substantially all of the assets of the Corporation in liquidation or dissolution of the Corporation, or

                          (iii) any reverse merger in which the Corporation is the surviving entity but in which the holders of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities (as measured immediately prior to such merger) transfer ownership of those securities to person or persons not otherwise part of the transferor group.

                 D. Except as otherwise provided by the Plan Administrator in agreements governing the grant of options, in connection with any Change in Control of the Corporation, the exercisability of each option grant at the time outstanding under this Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Similarly, all unvested shares issued under the Plan shall automatically vest immediately prior to the effective date of the Change in Control. For purposes of this Article Three, a Change in Control shall be deemed to occur in the event:

                          (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept; or

                          (ii)    there is a change in the composition of the
Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

         The provisions of this Paragraph D shall apply to option grants and/or stock issuances under the Predecessor Plans only to the extent expressly extended thereto by the Plan Administrator.


                      II. DEFINITIONS OF FAIR MARKET VALUE

                 The fair market value of a share of Common Stock shall be determined in accordance with the following provisions:

                          - If shares of the Class of Common Stock to be valued are not at the time listed or admitted to trading on any national stock exchange but is traded on the NASDAQ National Market System, the fair market value shall be the closing selling price per share of a share of that class on the


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                 date in question, as such price is reported by the National
                 Association of Securities Dealers through the NASDAQ National Market System or any successor system. If there is no reported closing selling price for the series on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                          - If shares of the class of common stock to be valued are at the time listed or admitted to trading on any national stock exchange, then the fair market value of a share of that class shall be the closing selling price per share on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of a share of the class on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                          - If shares of the series of common stock to be valued at the time are neither listed nor admitted to trading on any stock exchange nor traded on the NASDAQ National Market System, then the fair market value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate, which may include independent professional appraisals, in a manner consistent with the provisions of Section 260.140.50 of the Rules of the California Corporations Commissioner.


                              III. TAX WITHHOLDING

                 A. The Company's obligation to deliver shares or cash upon the exercise of stock options granted under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

                 B. The Plan Administrator may, in its discretion and upon such terms and conditions as it may deem appropriate (including the applicable safe-harbor provisions of SEC Rule 16b-3) provide any or all holders of outstanding option grants under the Plan with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such options, a portion of such shares with an aggregate fair market value equal to the designated percentage (up to 100% as specified by the optionee) of the Federal and State income taxes ("Taxes") incurred in connection with the acquisition of such shares. In lieu of such direct withholding, one or more option holders may also be granted the right to deliver shares of Common Stock to the Company in satisfaction of such Taxes. The withheld or delivered shares shall be valued at the Fair Market Value on the applicable determination date for such Taxes or such other date required by the applicable safe-harbor provisions of SEC Rule 16b-3.


                      IV. AMENDMENT OF THE PLAN AND AWARDS

                 A. Except as herein provided, the Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. No amendment or modification may adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Plan prior to such action, unless the Optionee consents to such amendment. In addition, the Board may not, without the approval of the Corporation's shareholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan (except for permissible adjustments under Article One, Section V) or
(ii) materially modify the eligibility requirements for participation in the Plan or materially increase the benefits accruing to Optionees or Participants under the Plan.


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                 B.       Options to purchase shares of Common Stock may be
granted under the Plan in excess of the number of shares then available for issuance under the Plan, provided shareholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan within twelve (12) months after the date the first such excess option grants are made.

                       V. EFFECTIVE DATE AND TERM OF PLAN

                 A. This Plan, as successor to the Company's Predecessor Plans, shall become effective as of the Effective Date, and no further option grants shall be made under the Predecessor Plans from and after such Effective Date. If shareholder approval of this Plan is not obtained within twelve months after the Effective Date, then each option granted under this Plan shall terminate without ever becoming exercisable for the option shares and all shares issued hereunder shall be repurchased by the Corporation at the purchase price paid, together with interest (at the applicable Short Term Federal Rate). However, in the event such shareholder approval is not obtained, the Predecessor Plans shall continue in effect in accordance with the terms and provisions last approved by the Corporation's shareholders, and all outstanding options under the Predecessor Plans shall remain in full force and effect in accordance with the instruments evidencing such options and issuances.

                 B. Each outstanding option issued under the Predecessor Plans immediately prior to the Effective Date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as an outstanding option or share issuance under this Plan. However, each such option or share issuance shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance, and except as otherwise expressly provided in this Plan, no provision of this Plan shall affect or otherwise modify the rights or obligations of the holders of such options or shares with respect to their acquisition of shares of Common Stock, or otherwise modify the rights or obligations of the holders of such options or shares.

                 C. The sale and remittance procedure authorized for the exercise of outstanding options under this Plan shall be available for all options granted under this Plan on or after the Effective Date and for all non-statutory options outstanding under the Option Plan and incorporated into this Plan. The Plan Administrator may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of Incentive Option shares effected after the Effective Date, whether such Incentive Options were granted under this Plan or Predecessor Plans.

                 D. The Plan shall terminate upon the earlier of (i) the tenth anniversary of the Effective Date or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.


                               VI. USE OF PROCEEDS

                 Cash proceeds received by the Company from the sale of shares under the Plan shall be used for general corporate purposes.


                            VII. REGULATORY APPROVALS

                 A. The implementation of the Plan, the granting of any option under the Plan, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.


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                 B.       No shares of Common Stock or other assets shall be
issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.


                      VIII.  NO EMPLOYMENT/SERVICE RIGHTS

                 Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

                         IX.  MISCELLANEOUS PROVISIONS

                 A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

                 B. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.


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